Exhibit 99.1 Investor Presentation A Leading Mineral and Royalty Business October 25, 2022

. Disclaimer FORWARD-LOOKING STATEMENTS This communication relates to a proposed business combination transaction (the “Merger”) between Brigham and Sitio and the information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed Merger between Brigham and Sitio, the likelihood that the conditions to the consummation of the Merger will be satisfied on a timely basis or at all, Brigham’s and Sitio’s ability to consummate the Merger at any time or at all, the benefits of the Merger and the post-combination company’s future financial performance following the Merger, as well as the post-combination company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “may,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Brigham’s and Sitio’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Such statements may be influenced by factors that could cause actual outcomes and results to differ materially from those projected. Except as otherwise required by applicable law, Brigham and Sitio disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Brigham and Sitio caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Brigham and Sitio. These risks include, but are not limited to, the post-combination company’s ability to successfully integrate Brigham’s and Sitio’s businesses and technologies; the risk that the expected benefits and synergies of the Merger may not be fully achieved in a timely manner, or at all; the risk that Brigham or Sitio will not, or that following the Merger, the combined company will not, be unable to retain and hire key personnel; the risk associated with Brigham’s and Sitio’s ability to obtain the approvals of their respective shareholders required to consummate the Merger and the timing of the closing of the Merger, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; Sitio’s ability to finance the combined company (including the repayment of certain of Brigham’s indebtedness) on acceptable terms or at all; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of Brigham’s and Sitio’s management’s time on transaction-related matters. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Brigham’s and Sitio’s expectations and projections can be found in Brigham’s periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including Brigham’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Sitio’s periodic filings with the SEC, including Sitio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Part II, Item 1A “Risk Factors” in Sitio’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Brigham’s and Sitio’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NO OFFER OR SOLICITATION This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. IMPORTANT ADDITIONAL INFORMATION In connection with the Merger, New Sitio filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of Brigham, a consent solicitation statement of Sitio and a prospectus of New Sitio. The Merger will be submitted to Brigham’s stockholders for their consideration. Brigham, Sitio and New Sitio may also file other documents with the SEC regarding the Merger. After the registration statement has been declared effective by the SEC, a definitive consent solicitation statement/proxy statement/prospectus will be mailed to the shareholders of Brigham and Sitio. This document is not a substitute for the registration statement and consent solicitation statement/proxy statement/prospectus that New Sitio filed with the SEC or any other documents that Brigham, Sitio or New Sitio may file with the SEC or send to stockholders of Brigham or Sitio in connection with the Merger. INVESTORS AND STOCKHOLDERS OF BRIGHAM AND SITIO ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CONSENT SOLICITATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and shareholders may obtain free copies of the registration statement and the consent solicitation statement/proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Brigham, Sitio or New Sitio, through the website maintained by the SEC at http://www.sec.gov. PARTICIPANTS IN SOLICITATION Brigham, Sitio and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Brigham shareholders in connection with the Merger. Information regarding the directors and executive officers of Brigham is set forth in Brigham’s Definitive Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 13, 2022. Information regarding the directors and executive officers of Sitio is set forth in Sitio’s Definitive Proxy Statement on Schedule 14A for its Special Meeting of Shareholders, which was filed with the SEC on May 5, 2022, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. INDUSTRY AND MARKET DATA The information, data and statistics contained herein are derived from various internal (including data that Sitio has internally collected) and external third-party sources. While Sitio believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Sitio has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by Sitio’s management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. Sitio assumes no obligation to update the information in this presentation. BASIS OF PRESENTATION Unless otherwise noted, all NRA counts are as of 09/01/22 and gross and well counts are as of 06/30/22. All wells are normalized to 5,000’. All NRA metrics shown on a 1/8ths royalty equivalent basis. Data shown on a pro forma basis gives effect to all acquisitions completed by Sitio to date this year and all acquisitions and divestitures completed by Brigham to date this year in addition to Brigham’s announced acquisitionof Avant. NON-GAAP MEASURES This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). While Sitio believes such non-GAAP measures are useful for investors, they are not measures of financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. These non- GAAP measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. 2

. Sitio investment thesis Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure and the highest free cash flow margins in the oil & gas value chain Well-positioned as a natural aggregator in a highly fragmented space, with a proven strategy for meaningful, returns-focused consolidation Premier asset base focused at the front end of operators’ cost curves, supported by a core Permian Basin footprint and exposure to major U.S. oil & gas plays Disciplined capital allocation focused on value creation and returns with target long-term leverage <1.0x and prudent hedging strategy for cash acquisitions Best-in-class governance model led by experienced Board and management 3

A leading oil-weighted mineral and royalty company focused on consolidation of the highly fragmented minerals sector

SITIO ROYALTIES

Sitio acquires and manages oil and gas mineral and royalty interests in U.S. shale plays with a focus on the Permian Basin

Key statistics

(all $ in mm except per share metrics)

Ticker / Exchange	STR / NYSE
Share price (as of 10/21/22)	$27.68
Equity Value (STR / Combined)[(1)]	$2,341 / $4,334
Enterprise Value (STR / Combined)[(1)]	$3,021 / $5,196
2Q22 pro forma Adjusted EBITDA (STR / Combined)[(2)]	$118 / $206
Dividend per share / annualized dividend yield	$0.71 / 10.3%

Pro forma 2Q22 Production and NRAs (net royalty acres)[(3)]


13,548
19,213
32,761
boe / d
STR
MNRL


85,710
173,800
259,510
NRAs
STR
MNRL

Sitio and Brigham asset footprint by county


Sitio legacy
Brigham legacy
Overlapping
MT
ND
MN
WY
SD
WI
MI
NE
IA
CO
KS
MO
IL
IN
OH
PA
NY
ME
VT
NH
MA
CT
RI
NJ
WV
VA
KY
TN
NC
SC
GA
AL
MS
AR
OK
NM
TX
LA
FL

(1) Enterprise and equity values based on 10/21/22 closing STR and MNRL stock prices and 06/30/22 cash and debt balances further adjusted to give effect to Momentum Acquisition and funding thereof and the new unsecured notes. Combined enterprise value adjusts for MNRL's Avant acquisition and funding thereof

(2) Adjusted EBITDA assumes (i) all STR and MNRL acquisitions signed or completed to date in 2022 were owned as of 04/01/2022, (ii) all MNRL divestitures signed or completed to date in 2022 were completed as of 04/01/2022, (iii) pro forma combined company annual cash G&A of $20.5mm, inclusive of $15mm of synergies

(3) Pro forma 2Q22 production and NRAs include all acquisitions and divestitures announced in 2022

4

Sitio has closed or announced 6 large acquisitions in the past . 15 months for a total of more than 195,000 NRAs Strategy focused on large-scale consolidation to drive profitability and leverage proprietary data management systems across a larger asset base Closed: 06/30/21 Closed: 06/07/22 Closed: 07/26/22 Signed: 09/06/22 NRAs: 18,700 NRAs: 33,700 NRAs: 12,200 NRAs: 85,710 Consideration: Equity Consideration: Equity Consideration: Cash Consideration: Equity Region: Permian Regions: Eagle Ford, Appalachia Region: Permian Regions: Diversified 09/06/22 06/30/21 Closed: 08/31/21 Closed: 06/27/22 NRAs: 25,250 NRAs: 19,700 Consideration: Equity Consideration: Cash Region: Permian Region: Permian 5

Sitio & Brigham merger overview 6

Sitio and Brigham are merging, combining two high-quality businesses with a shared vision of minerals consolidation and best-in-class governance

SITIO ROYALTIES

- Premium assets in the highest quality and most active oil & gas basins in the U.S.
- Assets anchored by large-scale, high-quality Permian assets
- Robust inventory of 50.3 net line-of-sight wells[1] supports strong near-term growth profile
- Pro forma combined enterprise value at announcement of ~$4.8 billion and public float of ~$1.9 billion[2]
- Enhanced margins due to operating efficiencies and ~$15 million of annualized cost synergies
- Positioned to further consolidate the fragmented minerals space due to enhanced scale and balanced capital allocation policy
- Strong balance sheet with pro forma 2Q22 leverage of ~1.0x[2][3]

Pro forma Permian Basin asset DSU footprint



Eddy
Lea
Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Glasscock
Loving
Winkler
Ector
Sterling
Midland
Culberson
Ward
Crane
Tom Green
Reeves
Upton
Irion
Reagan
Pecos
Jeff Davis
Sitio
Brigham

	Sitio standalone total	Combined total	Combined Permian
Net royalty acres (NRAs)	173,800	259,510	182,525
2Q22 pro forma production	19,213	32,761	24,673
% oil / % liquids	51% / 71%	52% / 72%	56% / 75%
Net line-of-sight wells[1]	26.8	50.3	41.1

(1) Net line-of-sight ("LOS") wells as of 06/30/22 and normalized to 5,000'
(2) Calculations include net debt of ~$862mm as of 09/01/22 pro forma for MNRL's announced acquisition of Avant and share prices as of 09/02/22, the business day before the merger announced
All STR and MNRL metrics shown pro forma for all acquisitions and divestitures signed or completed in 2022 as if they were completed on 04/01/22
(3) Pro forma leverage based on assumption of pro forma net debt of ~$862mm and annualized pro forma 2Q22 Adjusted EBITDA, which includes a full 2Q22 contribution from assets acquired from Falcon Minerals, Foundation Minerals, Momentum Minerals and MNRL's announced acquisition from Avant and is reduced for all MNRL divestitures completed in 2022 as if they were completed on 04/01/22

7

An industry leader in scale, with Permian-weighted assets and . exposure to the top oil & gas producing regions in the U.S. + Appalachia Williston Williston Anadarko Appalachia 3% 4% 7% 10% Eagle Ford Anadarko 5% Eagle Ford 13% 11% 8% Net Royalty Acres 10% 173,800 85,710 DJ259,510 50% (1/8ths) 70% 29% 80% DJ Permian Permian Permian Appalachia Williston Williston Appalachia Anadarko Anadarko 4% 1% 5% 3% Eagle Ford Eagle Ford 4% 9% 14% 8% 2Q22 DJ 9% DJ Production 22% 19,213 13,548 32,761 (boe/d) 65% 75% 81% Permian Permian Permian Note: NRAs pro forma for all acquisitions and divestitures completed by both companies in 2022 and MNRL’s pending announced acquisition of Avant 8 MNRL’s 2Q22 production pro forma for the announced Avant acquisition and excludes divested assets

Combined company highlighted by a large scale, . diversified, Permian footprint Selected Permian Basin metrics Combined Permian DSU acreage % Increase Gross horizontal wells 9,385 4,640 11,722 25% Gross PDP horizontal wells 7,018 3,435 8,819 26% Average horizontal NRI 0.72% 0.72% 0.86% 19% Net wells 115.6 63.0 178.6 54% Net LOS wells 25.1 16.0 41.1 64% NRAs 139,600 42,925 182,525 31% DSU acres 2,115,613 752,252 2,315,971 9% Drilling spacing units cover 32% of total Permian Basin acreage Exposure to >34% of all wells drilled in the Permian Basin in 2021 Sitio Increases Sitio’s net line-of-sight wells / NRA by 25% Brigham Note: Well counts as of 06/30/22 and include wells on all acquisitions and divestitures completed by both companies this year and MNRL’s announced acquisition of Avant 9 All well statistics normalized to 5,000’. Line-of-sight refers to spuds and permits. Combined gross horizontal well counts do not double count wells that both STR and MNRL have interests in

. Pro forma combined company inventory Gross 5k’ normalized remaining inventory – 46,931 Total Net 5k’ normalized remaining inventory – 387.9 Total Avalon / Avalon / AVALON_BS_1 AVALON_BS_1 First Bone Spring First Bone Spring Second Bone 2N Spring D_BS 2ND_BS Second Bone Spring Third Bone Spring 3RD_BS 3RD_BS Third Bone Spring Wolfcamp XY WC_XY WC_XY Wolfcamp XY Wolfcamp A WC_A WC_A Wolfcamp A Wolfcamp B WC_B Wolfcamp B WC_B Wolfcamp C WC_C WC_C Wolfcamp C Wolfcamp D WC_D Wolfcamp D WC_D Middle Spraberry MSS Middle Spraberry MSS Lower Spraberry LSS Lower Spraberry LSS Wolfcamp A WC_A Wolfcamp A WC_A Wolfcamp B WC_B Wolfcamp B WC_B DJ DJ DJ DJ Eagle Ford EF EF Eagle Ford Pro forma Delaware Basin Pro forma Delaware Basin Williston Williston Williston Williston Pro forma Midland Basin Pro forma Midland Basin Appalachia Appalachia Appalachia Appalachia Non-Permian Sitio Non-Permian Sitio Anadarko MidCon Non-Permian Brigham MidCon Non-Permian Brigham Anadarko - 1,000 2,000 3,000 4,000 5,000 6,000 - 10 20 30 40 50 60 10 MIDLAND DELAWARE MIDLAND DELAWARE

. Sitio and Brigham pro forma remaining Permian inventory by DSU 11 Note: The map is normalized remaining locations on a 1-mile wide DSU basis as of 10/21/22

Enhanced asset base, cash flow and cost structure

2Q22 Production (boe/d)



33,560
32,761
30,300
19,835
19,213
14,948
13,548
VNOM
STR + MNRL
BSM
TPL
STR
KRP
MNRL

NRAs



1,200,000
551,527
259,510
213,744
189,600
173,800
85,710
KRP
BSM
STR + MNRL
VNOM
TPL
STR
MNRL
Permian NRAs
Non-Permian NRAs

2Q22 Cash G&A ($/boe)



$0.51
$1.59
$1.72(1)
$2.13
$3.21
$3.61
$4.03
VNOM
TPL
STR + MNRL
STR
BSM
KRP
MNRL

2Q22 Adjusted EBITDA ($mm)



$215
$206(2)
$158
$118
$113
$84
$53
VNOM
STR + MNRL
TPL
STR
BSM
MNRL
KRP

Note: All data based on most recent publicly available company filings and materials. STR shown pro forma for FLMN merger and the Momentum and Foundation acquisitions announced 06/27/22. NRAs are normalized to 1/8th. MNRL shown pro forma for Avant acquisition announced on 08/22/22 and 2Q22 divestitures

(1) 2Q22 cash G&A / boe calculated as assumed pro forma annual cash G&A of $20.5 mm divided by pro forma combined 2Q22 production. 2Q22 production pro forma for all acquisitions and divestitures signed or completed by STR and MNRL in 2022 as if they were completed on 04/01/22

(2) Adjusted EBITDA assumes (i) all STR and MNRL acquisitions signed or completed to date in 2022 were owned as of 04/01/22, (ii) all MNRL divestitures signed or completed to date in 2022 were completed as of 04/01/22, (iii) pro forma combined company annual cash G&A of $20.5 mm (includes $15mm of synergies)

12

Mineral and Royalty Highlights 13

. Mineral and royalty businesses are a structurally advantaged asset class • Mineral interests are perpetual real property interests and when leased for royalties, have no development capital expenses SIMPLICITY • No physical operations or associated regulatory risks • No environmental liabilities; zero scope 1 emissions and negligible scope 2 emissions • Highest margin component of the energy value chain, with limited direct exposure to cost inflation, enables sector leading EBITDA to free cash flow conversion ratios PROFITABILITY • Ability to return a majority of discretionary cash flow to shareholders while maintaining a conservative balance sheet • No field staff or lease operating expenses and 100% of capital expenditures are discretionary and tied to corporate investments and acquisitions EFFICIENCY • Data management systems improve royalty management capabilities • Highly fragmented mineral and royalty ownership with limited number of buyers capable of large-scale acquisitions SCALABILITY • G&A expenses do not increase linearly with company scale 14

Mineral and royalty ownership provides compelling margins and organic growth upside without development capex

Mineral and royalty businesses have better EBITDA margins…



76%
55%
53%
39%
33%
19%
Mineral and royalty
SMID Cap E&P
Large Cap E&P
S&P 500 REITs
S&P 500 Utilities
S&P 500 Industrials

1H22 EBITDA Margin[1]

…And EBITDA growth without development capex…



57%
28%
16%
1%
1%
(2%)
Mineral and Royalty(2)
Large Cap E&P
SMID Cap E&P
S&P 500 Industrials
S&P 500 REITs
S&P 500 Utilities

2016 – 1H22 EBITDA CAGR[3]

…Creating leading FCF yield through the cycle

Mineral and royalty FCF yield has remained resilient through the economic cycle, including during the Covid-19 Pandemic



7%
5%
4%
4%
2%
(3%)
Mineral and royalty(4)
S&P 500 Industrials
S&P 500 REITs
Large Cap E&P
SMID Cap E&P
S&P 500 Utilities

2016 – 1H22 Average FCF Yield[5]

Source: FactSet as of 10/21/22

Note: Statistics represent median of peer group. Mineral and royalty index includes: BSM, KRP, FLMN, VNOM, MNRL, and TPL. Large Cap E&P includes: APA, CLR, COP, CTRA, DVN, EOG, EQT, FANG, HES, MRO, OVV, OXY, PXD. SMID Cap E&P includes: AR, CDEV, CHK, CNX, CPE, CPG, KOS, MGY, MTDR, MUR, OAS, PDCE, RRC, SM, SWN, WLL

(1) EBITDA margin represents EBITDA divided by revenue

(2) EBITDA growth for BSM, KRP and VNOM represents 2016 - 2021 annualized EBITDA CAGR. EBITDA growth for MNRL represents 2018 - 2021 annualized EBITDA CAGR. TPL not included in EBITDA CAGR. EBITDA sourced from FactSet.

(3) EBITDA CAGR represents the compound annual growth rate from 01/01/16 to 12/31/21 other than as noted in footnote 2

(4) Minerals peer set for average free cash flow yield represented by BSM, KRP and VNOM for 2016 – 2022, FLMN and MNRL for 2018 – 2022, and TPL in 2021 – 2022. Excludes Capex for development and acquisitions

(5) Free cash flow defined as cash flow from operations less capex. Free cash flow yield represents full year free cash flow divided by year-end equity value per FactSet. Figures shown represent the median of the 2016 - 2021 average free cash flow yield for the companies in the peer group. The 2016 - 2021 average free cash flow yield for each company represents the average for all years between 2016 and 2021 where the company had publicly available financials

15

Sitio is well positioned to consolidate the highly fragmented mineral and royalty sector

SITIO ROYALTIES

Aggregate public market capitalization[1]



($ in Bn)
Less than 10 public oil and gas royalty companies vs. 45+ public E&P operators
$691
$32
Mineral and Royalty
E&P

Estimated U.S. royalty revenue[2]



Only a fraction of U.S. oil and gas royalty payments go to current public royalty companies
~3%
~$66 Bn
in 2021
~97%
Public mineral company revenue
Royalties paid to private mineral owners

Source: Company filings, FactSet, and the EIA as of 10/21/22

(1) Minerals include BSM, DMLP, KRP, MNRL, STR, TPL, and VNOM. E&P includes AMPY, APA, AR, BATL, BRY, CHK, CHRD, CIVI, CNX, COP, CPE, CRC, CRGY, CRK, CTRA, DEN, DVN, EOG, EPM, EQT, ERF, ESTE, FANG, GPOR, HES, HPK, KOS, LPI, MGY, MRO, MTDR, MUR, OVV, OXY, PDCE, PR, PXD, REI, REPX, RRC, SBOW, SD, SM, SWN, TALO, and WTI

(2) Total U.S. oil and gas revenues are calculated taking EIA monthly oil and gas production data, multiplying by average monthly WTI and HHUB spot prices according to the EIA. Royalty payments calculated assuming an average lease royalty of 18.75% and that 20% of oil and gas production occurs on federal acreage where all royalties go to the government

16

Sitio Overview 17

Sitio has meaningfully increased its acreage footprint since 2Q21 with significant core Permian acquisitions

SITIO ROYALTIES

06/01/2021 Permian Basin map

- ~50,000 NRAs as of 06/01/2021
- Exclusively owned in the Delaware Basin
- Largest acquisition to date was ~7,300 NRAs



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties (6/1/2021)

12/31/2021 Permian Basin map

- ~106,000 NRAs as of 12/31/2021
- Expanded into Midland Basin and more than doubled Permian footprint in the next 7 months
- Largest acquisition to date was ~25,500 NRAs



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties (6/1/2021)

Acquisitions closed 06/01/2021 - 12/31/2021

Current Permian Basin map (as of 10/22/2022)

- ~139,600 current Permian NRAs
- Acquired Foundation Minerals and Permian assets of Momentum Minerals to increase Permian NRAs by ~32,100



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties (1/1/2022)

Acquisitions closed in 2022

Sitio and Brigham Permian Basin map (as of 10/22/2022)

- Brigham acquisition would increase Permian footprint by almost 43,000 NRAs
- New Permian NRA total would increase to ~183,500



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties (10/22/2022)

Brigham Minerals

18

. Continuing Sitio’s successful consolidation track record Change in NRAs by public mineral peers (1) Sitio NRAs since inception: 185+ acquisitions to date since year end 2018 (Cumulative NRAs) (NRAs acquired by quarter) (% NRA increase) S ST TR + R + M MN NRL: 2 RL: 259,51 59,510 0 100,000 250,000 598% 90,000 80,000 200,000 70,000 60,000 150,000 50,000 40,000 100,000 30,000 Ov Ove err 1 19 95,000 NR 5,000 NRAs As ev eva allua uatte ed fo d forr 20,000 50,000 acqui acquis sit itiio on, n, bu but t 80% bid/ bid/a as sk k spr spre ea ad d was was too too wide wide 10,000 14% - - - 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q MNRL (11%) + 2017 2018 2019 2020 2021 2022 Peer 1 Peer 2 Peer 3 Peer 4 (1) Peers comprised of BSM, KRP, TPL, and VNOM. BSM NRAs only include NRAs in Black Stone Resource Plays as defined in BSM’s publicly filed documents 19

Sitio's disciplined underwriting approach results in strong returns

SITIO ROYALTIES

Key underwriting criteria

- Target greater than mid-teens unlevered returns
- Prioritize Permian-focused assets to leverage extensive in-basin experience
- Thoroughly diligence land, geology, and engineering data
- Understand depth of line-of-sight inventory
- Avoid single-operator and/or high-NRI concentration risk
- Strong preference for relationship-driven, privately negotiated acquisitions vs. broad auction processes

Sitio's recent large acquisitions are all outperforming underwriting assumptions[1]



Cumulative first 9-month production (boe/d)
(boe/d)
2,500
2,000
1,500
1,000
500
-
~20% average outperformance
Acquisition 1
Acquisition 2
Acquisition 3
Underwriting
Actuals(2)

(1) Does not include MNRL, FLMN, Foundation, or Momentum transactions
(2) Actuals based on internal company information and IHS reported actuals as of 09/30/22

20

Permian minerals market, Sitio's primary target area, remains highly fragmented

SITIO ROYALTIES

Permian Basin NRAs



Delaware
Midland
32%
~7.5mm total
~5.1mm acquirable
68%
9%
~5.6mm total
~5.1mm acquirable
91%
Non-acquirable acreage
Acquirable acreage

- Non-acquirable acreage is comprised of federal and state-owned minerals and royalties where the government does not sell minerals or NPRIs and minerals owned by CVX, TPL, and VNOM
- Acquirable acreage is defined as any acreage in which combined company can purchase mineral rights or NPRIs that is not owned by CVX, TPL, or VNOM

Permian Basin addressable market



~20,000 and ~45,000 unique mineral owners across the Delaware and Midland, respectively
Eddy
Lea
Andrews
Martin
Howard
Glasscock
Culberson
Loving
Winkler
Ector
Midland
Ward
Crane
Reeves
Upton
Reagan
avis
Brewster
NM
OK
TX
Sitio
Brigham
Acquirable NRAs
Non-acquirable NRAs
Delaware and Midland Basins

Source: Latest publicly reported data as of 10/21/22. Unique mineral owners based on public tax roll data

Note: CVX mineral ownership based on calculating the surface acreage of CVX minerals ownership in Culberson, Loving, and Reeves counties and applying a 12.5% royalty interest. Assumes maximum royalty interest of 25% on all gross acres, adjusted to 1/8th royalty equivalent basis. Includes all STR and MNRL acquisitions closed to date in 2022 as well as the announced MNRL acquisition of Avant

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. Transaction expected to further enhance Sitio’s scalable cost structure Significant Cash G&A ($/boe) reduction while well count grows ~9.5x (NRAs) (Cash G&A $/boe) 300,000 $5.00 $4.45 259,510 $4.50 250,000 $4.00 $3.50 200,000 173,800 $3.00 161,500 150,000 $2.50 $2.37 $2.00 $2.13 100,000 $1.50 $1.72 49,500 $1.00 50,000 $0.50 - - (2) (3) (1) 2020 1H22 Pro Forma STR 2H 2Q pr 22 Pro Forma o forma 2Q STR + N MNRL TM pro forma STR 1H22 pro forma (3) Gross Wells 2,438 13,046 14,229 23,184 Employees 24 32 34 >40 (1) Does not give effect to Momentum acquisition which closed in 3Q22 22 (2) STR 2Q pro forma for FLMN, Foundation, and Momentum acquisitions (3) Includes all acquisitions and divestitures announced by STR and MNRL in 2022 and MNRL’s announced acquisition of Avant, adjusted for $15mm in G&A synergies

Pro forma combined line-of-sight inventory is . ~45% of wells TIL in last ~3.5 years 50.3 line-of-sight wells 20.5 8.1 29.8 12.4 15.4 112.6 14.4 54.6 112 112.6 .6 net net PDP PDP wel wellls s have have TIL sin TIL sinc ce e 1/1 1/1/ /1 19 9 vs. vs. 58.0 50.3 line 50.3 line-of -of- -s siight ght well wells s curr curre en nt tlly y 275.0 112.1 43.2 68.9 Net PDP wells TIL prior to 01/01/19 Net PDP wells TIL since 01/01/19 Net spuds Net permits Net total combined wells Net PDP wells TIL Net PDP wells TIL prior to 01/01/19 since 01/01/19 Sitio net wells Brigham net wells 23 Note: Well counts as of 06/30/22 and include wells on all acquisitions or divestitures completed by both companies this year and MNRL’s announced acquisition of Avant. All wells normalized to 5,000’

Sitio and Brigham combined has substantial line-of-sight . inventory under top-tier operators Sitio standalone has 14.4 net spuds and 12.4 net permits Sitio and Brigham combined line-of-sight wells Other Other MNRL adds 23.5 MNRL adds 23.5 net net 29.8 20.5 line-of-sight wells, line-of-sight wells, an an Net Spuds Net Permits in increas crease e of ~88% v of ~88% vs s STR standalone STR standalone Combined company historical line-of-sight wells 50.3 39.6 37.4 37.3 36.9 20.5 33.6 16.6 15.0 15.5 16.9 10.4 29.8 23.2 21.9 23.0 21.8 20.5 2018 2019 2020 2021 1Q22 Curr 2Q2 ent 2 Net spuds Net permits 24 Note: Well counts as of 06/30/22 and include wells on all acquisitions or divestitures completed by both companies this year and MNRL’s pending announced acquisition of Avant. All wells normalized to 5,000’

Sitio's financial philosophy and pro forma capitalization

SITIO ROYALTIES

Focused on maximizing value and maintaining balance sheet strength

Financial philosophy

- Generate robust free cash flow
- Retain ~35% of Discretionary Cash Flow[1] to protect balance sheet and maintain liquidity
- Target leverage <1x; expect to hedge cash acquisitions made in a commodity price environment above mid-cycle pricing
- Maintain underwriting discipline for accretive acquisitions funded with a prudent mix of equity, retained cash flow, and debt
- Maintain conservative and financially flexible capital structure

Pro forma capitalization as of 6/30/2022[2]

$ in millions

		Term Loan Expansion		Senior Unsecured Notes	
	As reported 6/30/2022	Adjustments	Pro forma 6/30/2022	Adjustments	Pro forma 6/30/2022
Cash	$16	($6)	$10	$25	$35
Revolving credit facility	255	10	265	-	265
364-day unsecured term loan	250	175	425	(425)	-
Senior unsecured notes	-	-	-	450	450
Total debt	**$505**	**$185**	**$690**	**$25**	**$715**
Net debt	489	191	680	-	680
Borrowing base	$300		$300		$300
Liquidity	61		45		70

(1) Discretionary Cash Flow defined as Adjusted EBITDA less cash interest and cash taxes
(2) Pro forma for the closing of the Momentum acquisition and associated financing then pro forma for the unsecured notes and associated term loan payoff, does not give effect to MNRL transaction

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Combined company will maintain Sitio’s balanced . capital allocation framework Sitio expects to pay Sitio expects to a dividend of at least retain up to 65% 35% (1) (1) of its Discretionary Cash Flow of its Discretionary Cash Flow to shareholders SITIO CAPITAL • Management team is incentivized 65% 35%• First priority for retained cash ALLOCATION to maximize dividends and stock is to protect the balance sheet price appreciation • Retained cash also allows Sitio • Direct alignment of interests to opportunistically make cash with public shareholders without acquisitions limiting financial flexibility (1) Discretionary Cash Flow defined as adjusted EBITDA less cash interest and cash taxes 26

. Sitio’s governance model provides strong alignment with shareholders • Board and management • Incentive compensation is 100% compensation is structured to drive equity based, with emphasis on total long-term shareholder returns total shareholder return instead of relative returns or growth with no • Capital allocation policy prioritizes relationship to shareholder returns BEST IN CLASS return of capital to shareholders while preserving balance sheet GOVERNANCE • Experienced, dedicated management strength using retained cash MODEL team is 100% focused on STR’s business Incentivizes Board and Management to Optimize Shareholder Returns • 6 of 7 members of the current Board of directors are independent. New Board will be made up of 5 Sitio nominees and 4 Brigham nominees • Director compensation is substantially all equity 27

. Leading example of environmental and social responsibility ENVIRONMENTAL SOCIAL • Zero environmental liabilities• Employee base and Board reflective of a culture that values diversity • No scope 1 and negligible scope 2 emissions • 50% of Sitio’s current employees are women • Sitio’s lease form provides an economic disincentive for flaring gas• 4 out of 7 current board members are diverse • Target leasing minerals to operators with strong • Management team and employees have experience environmental track records across the oil and gas value chain to provide unique perspectives on minerals 28

. Sitio investment thesis Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure and the highest free cash flow margins in the oil & gas value chain Well-positioned as a natural aggregator in a highly fragmented space, with a proven strategy for meaningful, returns-focused consolidation Premier asset base focused at the front end of operators’ cost curves, supported by a core Permian Basin footprint and exposure to major U.S. oil & gas plays Disciplined capital allocation focused on value creation and returns with target long-term leverage <1.0x and prudent hedging strategy for cash acquisitions Best-in-class governance model led by experienced Board and management 29

Appendix 30

. Delaware Basin overview (1) Acreage footprint by drilling spacing unit Asset summary Delaware NRAs 140,310 Average horizontal NRI 1.2% Normalized net wells spud since 1/1/19 54.4 Normalized net spuds and permits 23.0 (2) Top operators Sitio Brigham (1) Metrics pro forma for all acquisitions signed or completed to date, including MNRL and Avant 31 (2) Top operators based on publicly reported production data for the quarter ending 06/30/22

. Midland Basin overview (1) Acreage footprint by drilling spacing unit Asset summary Midland NRAs 42,215 Average horizontal NRI 0.5% Normalized net wells spud since 1/1/19 40.1 Normalized net spuds and permits 18.1 (2) Top operators Sitio Brigham (1) Metrics pro forma for all acquisitions signed or completed to date, including MNRL and Avant 32 (2) Top operators based on publicly reported production data for the quarter ending 06/30/22

. Eagle Ford Shale overview Acreage footprint by drilling spacing unit Asset summary Eagle Ford NRAs 21,800 Average horizontal NRI 1.3% Normalized net wells spud since 1/1/19 7.7 Normalized net spuds and permits 1.7 (1) Top operators Sitio 33 (1) Top operators based on publicly reported production data for the quarter ending 06/30/22

. Appalachia Basin overview Acreage footprint by drilling spacing unit Asset summary Appalachia NRAs 12,400 Average horizontal NRI 0.5% Normalized net wells spud since 1/1/19 0.6 Normalized net spuds and permits 0.0 (1) Top operators Sitio 34 (1) Top operators based on publicly reported production data for the quarter ending 06/30/22

. DJ Basin overview Acreage footprint by drilling spacing unit Asset summary DJ NRAs 24,755 Average horizontal NRI 0.7% Normalized net wells spud since 1/1/19 14.2 Normalized net spuds and permits 5.7 (1) Top operators Brigham 35 (1) Top operators based on publicly reported production data for the quarter ending 06/30/22

. Williston Basin overview Acreage footprint by drilling spacing unit Asset summary Bakken NRAs 8,180 Average horizontal NRI 0.2% Normalized net wells spud since 1/1/19 2.5 Normalized net spuds and permits 1.5 (1) Top operators Brigham 36 (1) Top operators based on publicly reported production data for the quarter ending 06/30/22

. Anadarko Basin overview Acreage footprint by drilling spacing unit Asset summary Anadarko NRAs 9,850 Average horizontal NRI 0.6% Normalized net wells spud since 1/1/19 3.7 Normalized net spuds and permits 0.3 (1) Top operators Brigham 37 (1) Top operators based on publicly reported production data for the quarter ending 06/30/22

Contact Information Corporate Headquarters: Ross Wong 1401 Lawrence Street, Suite 1750 Senior Director of Corporate Finance Denver, CO 80202 and Investor Relations Houston Office: Phone: 609 Main Street, Suite 3950 (720) 640-7647 Houston, TX 77002 Email: IR@sitio.com 38